                                  Annual Report

                             ---------------------
                             DREYFUS PREMIER STATE
                               MUNICIPAL BOND FUND
                                  TEXAS SERIES
                             ---------------------

                                 April 30, 1998

                                  [Lion Logo]

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report performance for the Dreyfus Premier State Municipal Bond Fund -- Texas Series for the 12-month period ended April 30, 1998, as shown in the following table:

                                       TOTAL RETURN*   DISTRIBUTION RATE**
                                       -------------   -------------------
    Class A shares..................      10.03%             4.68%
    Class B shares..................       9.53%             4.39%
    Class C shares..................       9.24%             4.13%

ECONOMIC REVIEW

    The United States is now in its eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of a robust economy have come heightened expectations that the Federal Reserve Board (the "Fed") might raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Departmen's Employment Cost Index (the "ECI"), a measure of wage, salary, and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods and services bought by a typical consumer, including food, transportation, shelter, utilities and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The relative absence of an increase in the rate of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia, which have suppressed worldwide demand for commodities, particularly oil.

    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation, and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on our economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. The surge in domestic spending has masked the full effect of the fall in Asian demand for our products, but our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Indications that our economy may be beginning to slow may also be causing the Fed to be reluctant to raise short-term interest rates.

    The production side of the economy has remained robust. Factory utilization is high, production rates strong, and, although exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT

    The supply of new issues in Texas has been rather strong over the last year. This was especially true of the first four months of 1998, when many small and large issuers sold debt. The Fund has been able to purchase some new issue debt at attractive levels because of this heavy supply. On the other hand, demand has remained fairly strong because secondary supply is usually low. Hence, the Fund was able to slowly sell bonds which had achieved our price goals. This was especially true in April 1998, when the municipal bond market became weak and new issues were priced at extremely attractive levels. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.

    Municipals have gone from being fairly valued when compared to U.S. Treasury bonds to currently being considered very good values because municipal supply increased as bond yields declined. This trend is especially true of long-maturity bonds, where the bulk of new-issue supply has traditionally been found. New-issue supply normally declines as we approach summer, while demand should increase because of heavy interest payments and bond maturities on July 1, 1998. If that scenario recurs, municipals may then have a good chance of outperforming the Treasury market.

THE PORTFOLIO

    In general, the Fund has maintained a defensive investment posture and has purchased modest premium bonds which we expect should perform well in a declining market. In the spring of 1997 and again in the spring of 1998, when interest rates rose, the Fund reversed that strategy and purchased deep discount securities with higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. This strategy remains in place, but would likely be reversed if interest rates were to begin to fall and deep discounts could no longer be purchased at attractive yields.

    The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund is either buying discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts because they have achieved our performance goals.

    Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.

    The Fund's Class A shares had a one-year total return as of April 30, 1998 of 10.03%,* which compares favorably to the Lipper Texas Municipal Bond average of 8.84%. Because the Fund positioned itself defensively in late 1997 and early 1998 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1998 by purchasing issues which were undervalued.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                Very truly yours,

                                Richard J. Moynihan
                                Director, Municipal Portfolio Management
                                The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Texas residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES           APRIL 30, 1998
-------------------------------------------------------------------------------
         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
         PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES CLASS A SHARES
                  AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


                                              $23,090
                                              Dreyfus Premier State
                                              Municipal Bond Fund,
                                              Texas Series
                                              (Class A Shares)

                  CHART
                                              $22,016
                                              Lehman Brothers
                                              Municipal Bond Index*

*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------
                    CLASS A SHARES                                                    CLASS B SHARES
---------------------------------------------------------      ------------------------------------------------------------
                                                                                                       % Return Reflecting
                                             % Return                                                 Applicable Contingent
                                            Reflecting                                   % Return        Deferred Sales
                      % Return Without   Maximum Initial                               Assuming No       Charge Upon
Period Ended 4/30/98  Sales Charge      Sales Charge (4.5%)   Period Ended 4/30/98      Redemption         Redemption*
--------------------  ------------------  ---------------     --------------------      -----------   ---------------------
1 Year                      10.03%             5.08%          1 Year                       9.53%             5.53%
5 Year                       7.19              6.21           5 Year                       6.63              6.32
10 Year                      9.23              8.73           From Inception (1/15/93)     7.26              7.12

                           CLASS C Shares
------------------------------------------------------------
                                        % Return Reflecting
                                       Applicable Contingent
                           % Return       Deferred Sales
                           Assuming        Charge Upon
Period Ended 4/30/98     No Redemption     Redemption**
--------------------     ------------- ---------------------
1 Year                       9.24%            8.24%
From Inception (8/15/95)     7.85             7.85

------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Texas Series on 4/30/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Series invests primarily in Texas municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
 The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Texas municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                          APRIL 30, 1998

                                                                                              PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--100.0%                                                          AMOUNT         VALUE
----------------------------------------------------------------------------                -----------    -----------
TEXAS--97.5%
Amarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
    6.562%, 1/3/2022 (Insured; FSA).........................................                $ 4,500,000    $ 4,863,195
Brazos County Housing Finance Corp., SFMR, Refunding
    5.75%, 3/1/2017.........................................................                    840,000        859,488
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding
    6.80%, 12/1/2004........................................................                    700,000        763,616
Clear Creek Independent School District (Permanent School Fund Guaranteed)
    4.25%, 2/1/2013.........................................................                  1,575,000      1,441,865
Clint Independent School District, Refunding (Permanent School Fund
Guaranteed):
    7%, 3/1/2015 (Prerefunded 3/1/1999) (a).................................                     75,000         76,967
    7%, 3/1/2015............................................................                    675,000        691,126
Coastal Water Authority, Water Conveyance System Revenue, Refunding
    6.25%, 12/15/2017 (Insured; AMBAC)......................................                  5,885,000      6,466,438
Dallas-Fort Worth Regional Airport, Joint Revenue
    6.625%, 11/1/2021 (Insured; FGIC).......................................                  1,250,000      1,329,062
Denison Hospital Authority, HR
    (Texoma Medical Center Project) 6.125%, 8/15/2017.......................                  1,000,000      1,047,770
Dripping Springs Independent School District (Permanent School Fund
Guaranteed)
    6%, 8/15/2021 (Prerefunded 8/15/2007) (a)...............................                  1,900,000      2,102,920
El Paso:
    5%, 8/15/2018 (Insured; FGIC)...........................................                  2,130,000      2,066,420
    Certificate of Obligation 5%, 8/15/2018 (Insured; FGIC).................                  1,685,000      1,634,703
El Paso Housing Authority, Multi-Family Revenue
    (Section 8 Projects) 6.25%, 12/1/2009...................................                  2,510,000      2,639,064
Grape Creek-Pulliam Independent School District
    Public Facility Corp., School Facility Lease Revenue
    7.25%, 5/15/2021........................................................                  2,200,000      2,430,406
Gulf Coast Waste Disposal Authority, SWDR
    (Champion International Corp. Project):
      7.25%, 4/1/2017 (Prerefunded 4/1/2002) (a)............................                    440,000        491,163
      7.25%, 4/1/2017.......................................................                    560,000        610,613
Gunter Independent School District, Refunding (Permanent School Fund
Guaranteed)
    6.05%, 8/15/2026........................................................                  1,020,000      1,072,091
Hillsboro Independent School District, Refunding (Permanent School Fund
Guaranteed)
    5.25%, 8/15/2026........................................................                  1,750,000      1,727,005
Houston:
    Airport System Special Facilities Revenue
      (Automated People Mover Project) 5.375%, 7/15/2009 (Insured; FSA).....                  2,000,000      2,064,340
    Water and Sewer System Revenue, Refunding (Junior Lien)
      5.25%, 12/1/2025 (Insured; FGIC)......................................                  2,625,000      2,587,253

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                             APRIL 30, 1998

                                                                                              PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     AMOUNT         VALUE
----------------------------------------------------------------------------                -----------    -----------
TEXAS (CONTINUED)
Houston Independent School District (Permanent School Fund Guaranteed)
    Zero Coupon, 8/15/2015..................................................                $ 3,000,000    $ 1,193,910
Irving Independent School District (Permanent School Fund Guaranteed):
    Zero Coupon, 2/15/2010..................................................                  1,985,000      1,102,449
    Refunding, Zero Coupon, 2/15/2016.......................................                  1,000,000        386,840
Keller Independent School District,
    Unlimited Tax School Building and Refunding (Permanent School Fund
Guaranteed)
    5.125%, 8/15/2025.......................................................                  3,900,000      3,779,919
Leander 6.75%, 8/15/2016 (Prerefunded 8/15/2015) (a)........................                  2,325,000      2,669,193
Leon County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009..........                    750,000        824,550
Misson Consolidated Independent School District
    (Permanent School Fund Guaranteed) 5%, 2/15/2016 (b)....................                  2,485,000      2,402,374
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014
    (Prerefunded 8/15/1999) (a).............................................                    560,000        603,876
North Texas Higher Education Authority, Inc., Student Loan Revenue
    7.25%, 4/1/2003 (Insured; AMBAC)........................................                  1,000,000      1,060,480
Port of Bay City Authority, Matagorda County Revenue
    (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026........................                  3,500,000      3,788,435
San Antonio Electric and Gas Revenue, Refunding
    5%, 2/1/2017............................................................                  1,800,000      1,738,242
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023........................                  2,870,000      3,080,945
Texas Department Housing and Community Affairs, MFHR
    (Harbors and Plumtree) 6.35%, 7/1/2016..................................                  1,300,000      1,361,347
Texas Higher Education Coordinating Board, College Student Loan Revenue
    7.30%, 10/1/2003........................................................                    575,000        621,903
Texas National Research Laboratory Commission Financing Corp., LR
    (Superconducting Super Collider) 6.95%, 12/1/2012.......................                    700,000        823,361
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation)
    8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a).............................                    455,000        525,593
Texas Southern University, Revenue 5.75%, 8/1/2018 (Insured; MBIA) (c)......                  3,490,000      3,613,337
Texoma Housing Finance Corp., SFMR, Refunding:
    5.75%, 9/1/2017.........................................................                    740,000        758,463
    5.80%, 9/1/2028.........................................................                  2,000,000      2,049,780
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013.................                  5,000,000      5,189,500
Tyler Texas Health Facility Development Corp., HR
    (East Texas Medical Center Regional Health) 6.625%, 11/1/2011...........                  1,680,000      1,789,502
University of Texas (Financing System) University Revenues
    4.50%, 8/15/2014........................................................                  1,340,000      1,240,465

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                             APRIL 30, 1998

                                                                                              PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     AMOUNT         VALUE
----------------------------------------------------------------------------                -----------    -----------
TEXAS (CONTINUED)
Waller Consolidated Independent School District
    (Permanent School Fund Guaranteed) 5.25%, 2/15/2021.....................                $ 1,000,000    $   988,130
West Side Calhoun County Navigation District, SWDR
    (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021..................                    500,000        552,905

U.S. RELATED--2.5%

Puerto Rico Highway Transportation Authority, Highway Revenue
    5.50%, 7/1/2026.........................................................                  2,000,000      2,013,780
                                                                                                           -----------
TOTAL INVESTMENTS (cost $76,846,185)........................................                               $81,124,784
                                                                                                           ===========

SUMMARY OF ABBREVIATIONS
------------------------------------------------------------------------------------------------------------------------
AMBAC         American Municipal Bond Assurance Corporation    MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company             MBIA    Municipal Bond Investors Assurance
FSA           Financial Security Assurance                               Insurance Corporation
HR            Hospital Revenue                                 PCR     Pollution Control Revenue
LR            Lease Revenue                                    SFMR    Single Family Mortgage Revenue
                                                               SWDR    Solid Waste Disposal Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
FITCH (d)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                               59.6%
AA                                 Aa                             AA                                 7.0
A                                  A                              A                                 13.8
BBB                                Baa                            BBB                               14.9
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      4.7
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Purchased on a delayed-delivery basis.
(c) Wholly held by custodian as collateral for delayed-delivery security.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(f) At April 30, 1998, the Fund had $23,335,911 (29.0%) of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from city general obligations.
See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                              APRIL 30, 1998

                                                                                                 Cost          Value
                                                                                             -----------    ------------
ASSETS:                    Investments in securities--See Statement of Investments......     $76,846,185    $81,124,784
                           Cash.........................................................                        438,405
                           Receivable for shares of Beneficial Interest subscribed......                         75,000
                           Interest receivable..........................................                      1,287,100
                           Prepaid expenses.............................................                          9,022
                                                                                                            -----------
                                                                                                             82,934,311
                                                                                                            -----------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates................                         32,647
                           Due to Distributor...........................................                         25,220
                           Payable for investment securities purchased..................                      2,387,171
                           Accrued expenses.............................................                         16,490
                                                                                                            -----------
                                                                                                              2,461,528
                                                                                                            -----------

NET ASSETS..............................................................................                    $80,472,783
                                                                                                            ===========

REPRESENTED BY:            Paid-in capital..............................................                    $75,360,702
                           Accumulated net realized gain (loss) on investments..........                        833,482
                           Accumulated net unrealized appreciation (depreciation)
                                 on investments--Note 4.................................                      4,278,599
                                                                                                            -----------

NET ASSETS..............................................................................                    $80,472,783
                                                                                                            ===========

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                                           CLASS A          CLASS B         CLASS C
                                                                         -----------      -----------     -----------
Net Assets................................................               $59,758,041      $20,453,533     $    261,209
Shares Outstanding........................................                 2,755,877          943,455           12,054

NET ASSET VALUE PER SHARE.................................                    $21.68           $21.68           $21.67
                                                                              ======           ======           ======

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                               YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income..............................                               $4,567,210

EXPENSES:                        Management fee--Note 3(a)....................               $   442,275
                                 Shareholder servicing costs--Note 3(c).......                   227,901
                                 Distribution fees--Note 3(b).................                    95,481
                                 Professional fees............................                    13,903
                                 Custodian fees...............................                     8,896
                                 Registration fees............................                     8,823
                                 Prospectus and shareholders' reports.........                     8,213
                                 Trustees' fees and expenses--Note 3(d).......                     1,080
                                 Loan commitment fees--Note 2.................                       855
                                 Miscellaneous................................                    11,119
                                                                                             -----------
                                     TOTAL EXPENSES...........................                   818,546
                                 Less--reduction in management fee due to
                                     undertaking--Note 3(a)...................                  (145,790)
                                                                                             -----------

                                     NET EXPENSES.............................                                  672,756
                                                                                                             ----------

INVESTMENT INCOME--NET........................................................                                3,894,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments......                $1,306,332
                                 Net unrealized appreciation (depreciation)
                                     on investments...........................                 2,405,268
                                                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                3,711,600
                                                                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                               $7,606,054
                                                                                                             ==========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
OPERATIONS:
    Investment income--net................................................              $ 3,894,454        $ 4,320,598
    Net realized gain (loss) on investments...............................                1,306,332          1,098,393
    Net unrealized appreciation (depreciation) on investments.............                2,405,268            479,971
                                                                                        -----------        -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.                7,606,054          5,898,962
                                                                                        -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A shares......................................................               (3,051,372)        (3,437,549)
      Class B shares......................................................                 (835,063)          (879,151)
      Class C shares......................................................                   (8,019)            (3,898)
    Net realized gain on investments:
      Class A shares......................................................                 (847,695)          (760,523)
      Class B shares......................................................                 (260,030)          (216,482)
      Class C shares......................................................                   (2,729)            (1,075)
                                                                                        -----------        -----------
          TOTAL DIVIDENDS.................................................               (5,004,908)        (5,298,678)
                                                                                        -----------        -----------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares......................................................                2,175,343          3,978,717
      Class B shares......................................................                3,816,097            911,552
      Class C shares......................................................                  126,463            126,161
    Dividends reinvested:
      Class A shares......................................................                1,873,726          1,975,780
      Class B shares......................................................                  650,003            636,270
      Class C shares......................................................                    1,286                 65
    Cost of shares redeemed:
      Class A shares......................................................               (7,168,993)        (8,445,756)
      Class B shares......................................................               (1,976,539)        (1,734,371)
      Class C shares......................................................                      (41)             --
                                                                                        -----------        -----------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS....................................................                 (502,655)        (2,551,582)
                                                                                        -----------        -----------

            TOTAL INCREASE (DECREASE) IN NET ASSETS...................                    2,098,491         (1,951,298)
NET ASSETS:
    Beginning of Period...............................................                   78,374,292         80,325,590
                                                                                        -----------        -----------
    End of Period.....................................................                  $80,472,783        $78,374,292
                                                                                        ===========        ===========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                    SHARES
                                                                                      ---------------------------------
                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    -------
    Shares sold............................................................              100,070           191,082
    Shares issued for dividends reinvested.................................               86,362            93,562
    Shares redeemed........................................................             (329,855)         (401,583)
                                                                                        --------          --------
        NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................             (143,423)         (116,939)
                                                                                        ========          ========

    CLASS B
    -------
    Shares sold............................................................              175,410            43,488
    Shares issued for dividends reinvested.................................               29,952            30,139
    Shares redeemed........................................................              (90,921)          (82,480)
                                                                                        --------          --------
        NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................              114,441            (8,853)
                                                                                        ========          ========

    CLASS C
    -------
    Shares sold............................................................                5,845             6,098
    Shares issued for dividends reinvested.................................                   59                 3
    Shares redeemed........................................................                   (2)               --
                                                                                        --------          --------
        NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................                5,902             6,101
                                                                                        ========          ========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS A SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $20.99      $20.84      $20.69      $20.41      $21.23
                                                               ------      ------      ------      ------      ------
INVESTMENT OPERATIONS:
    Investment income--net................................       1.08        1.17        1.20        1.22        1.25
    Net realized and unrealized gain (loss) on investments        .99         .41         .45         .28        (.66)
                                                               ------      ------      ------      ------      ------

    TOTAL FROM INVESTMENT OPERATIONS......................       2.07        1.58        1.65        1.50         .59
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income--net.................      (1.08)      (1.17)      (1.20)      (1.22)      (1.25)
    Dividends from net realized gain on investments              (.30)       (.26)       (.30)        --         (.13)
    Dividends in excess of net realized gain on investments       --          --          --          --         (.03)
                                                               ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS...................................      (1.38)      (1.43)      (1.50)      (1.22)      (1.41)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period........................     $21.68      $20.99      $20.84      $20.69      $20.41
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*..................................      10.03%       7.74%      8.06%        7.63%       2.62%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............        .72%        .37%       .37%         .37%        .39%
    Ratio of net investment income to average net assets..       4.96%       5.54%      5.64%        6.01%       5.78%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.........................        .18%        .55%       .55%         .55%        .55%
    Portfolio Turnover Rate...............................      27.18%      61.22%     49.24%       38.68%       9.68%
    Net Assets, end of period (000's Omitted).............    $59,758     $60,849    $62,864      $68,103     $76,277

--------------------------
* Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $20.98      $20.84      $20.69      $20.41      $21.23
                                                               ------      ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income--net................................        .97        1.06        1.09        1.10        1.13
    Net realized and unrealized gain (loss) on investments       1.00         .40         .45         .28        (.66)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.97        1.46        1.54        1.38         .47
                                                               ------      ------      ------      ------      ------

    DISTRIBUTIONS:
    Dividends from investment income--net.................       (.97)      (1.06)      (1.09)      (1.10)      (1.13)
    Dividends from net realized gain on investments.......       (.30)       (.26)       (.30)        --         (.13)
    Dividends in excess of net realized gain on investments       --          --          --          --         (.03)
                                                               ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS...................................      (1.27)      (1.32)      (1.39)      (1.10)      (1.29)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period........................     $21.68      $20.98      $20.84      $20.69      $20.41
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN*..................................       9.53%       7.15%       7.51%       7.05%       2.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............       1.23%        .88%        .88%        .89%        .94%
    Ratio of net investment income to average net assets..       4.44%       5.03%       5.13%       5.46%       5.15%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager........................         .18%        .55%        .55%        .55%        .54%
    Portfolio Turnover Rate..............................       27.18%      61.22%      49.24%      38.68%       9.68%
    Net Assets, end of period (000's Omitted)............     $20,454     $17,396     $17,461     $16,818     $15,878

--------------------------
* Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       CLASS C SHARES
                                                              ---------------------------------
                                                                     YEAR ENDED APRIL 30,
                                                              ---------------------------------
PER SHARE DATA:                                                 1998        1997        1996(1)
                                                               ------      ------      --------
    Net asset value, beginning of period....................   $20.97      $20.83      $20.78
                                                               ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income--net..................................      .91         .99         .73
    Net realized and unrealized gain (loss) on investments..     1.00         .40         .35
                                                               ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS........................     1.91        1.39        1.08
                                                               ------      ------      ------

    DISTRIBUTIONS:
    Dividends from investment income--net...................     (.91)       (.99)       (.73)
    Dividends from net realized gain on investments.........     (.30)       (.26)       (.30)
                                                               ------      ------      ------
    TOTAL DISTRIBUTIONS.....................................    (1.21)      (1.25)      (1.03)
                                                               ------      ------      ------
    Net asset value, end of period..........................   $21.67      $20.97      $20.83
                                                               ======      ======      ======
TOTAL INVESTMENT RETURN(2)..................................     9.24%      6.79%        7.29%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................     1.52%      1.19%        1.18%(3)
    Ratio of net investment income to average net assets....     4.10%      4.57%        4.77%(3)
    Decrease reflected in above expense ratios due to
    undertakings by the Manager.............................      .15%       .54%         .58%(3)
    Portfolio Turnover Rate.................................    27.18%     61.22%       49.24%
    Net Assets, end of period (000's Omitted)...............     $261       $129           $1

------------------------
(1) From August 15, 1995 (commencement of intital offering) to April 30,
1996.
(2) Exclusive of sales load.
(3) Annualized.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series, including the Texas Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1997 through June 30, 1997 to waive receipt of the management fee payable to it by the Fund, and thereafter, had undertaken through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the value of the Fund's average daily net assets. The Manager has currently undertaken from September 1, 1997 through July 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, (excluding certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $145,790 during the period ended April 30, 1998.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $94,015 and $1,466, respectively, pursuant to the Distribution Plan.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $153,538, $47,007 and $489, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $26,090 pursuant to the transfer agency agreement.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period April 30, 1998 amounted to $24,382,189 and $21,281,926, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments was $4,278,599, consisting of $4,378,731 gross unrealized appreciation and $100,132 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                 ERNST & YOUNG LLP

New York, New York
June 3, 1998

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1998:

    -- all the dividends paid from investment income--net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Texas residents, not subject to taxation by Texas), and

    -- the Fund hereby designates $.1998 per share as a long-term capital gain distribution (of which 29.08% is subject to the 20% maximum Federal tax rate) of the $.3009 per share paid on December 4, 1997.

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, TEXAS SERIES
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                        061/621AR984